                                                                      EXHIBIT 12

                        TELEPHONE AND DATA SYSTEMS, INC.
                       RATIOS OF EARNINGS TO FIXED CHARGES
              For the Six Months Ended December 31, 1996 - Restated
                             (Dollars In Thousands)


EARNINGS:
  Income from Continuing Operations before income taxes                           $ 293,408
  Add (Deduct):
    Earnings on Equity Method                                                       (53,881)
    Distributions from Minority Subsidiaries                                         25,453
    Amortization of Non-Telephone Capitalized Interest                                    3
    Minority interest in pre-tax income of subsidiaries
      that do not have fixed charges                                                (11,357)
                                                                              -----------------
                                                                                    253,626

    Add fixed charges:
      Consolidated interest expense                                                  65,343
      Interest Portion (1/3) of Consolidated Rent Expense                             8,015
                                                                              -----------------
                                                                                  $ 326,984
                                                                              =================

FIXED CHARGES:
    Consolidated interest expense                                                 $  65,343
    Capitalized interest                                                              3,722
    Interest Portion (1/3) of Consolidated Rent Expense                               8,015
                                                                              -----------------
                                                                                  $  77,080
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES                                                     4.24
                                                                              =================

    Tax-Effected Redeemable Preferred Dividends                                   $     246
    Fixed Charges                                                                    77,080
                                                                              -----------------
    Fixed Charges and Redeemable Preferred Dividends                              $  77,326
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND REDEEMABLE PREFERRED DIVIDENDS                                                   4.23
                                                                              =================

    Tax-Effected Preferred Dividends                                              $   3,558
    Fixed Charges                                                                    77,080
                                                                              -----------------
    Fixed Charges and Preferred Dividends                                         $  80,638
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND PREFERRED DIVIDENDS                                                              4.05
                                                                              =================

                        TELEPHONE AND DATA SYSTEMS, INC.
                       RATIOS OF EARNINGS TO FIXED CHARGES
                 For the Year ended December 31, 1997 - Restated
                             (Dollars In Thousands)


EARNINGS:
  Income from Continuing Operations before income taxes                             $ 221,872
  Add (Deduct):
    Earnings on Equity Method                                                         (76,811)
    Distributions from Minority Subsidiaries                                           56,413
    Amortization of Non-Telephone Capitalized Interest                                      3
    Minority interest in pre-tax income of subsidiaries
      that do not have fixed charges                                                  (12,669)
                                                                              -----------------
                                                                                      188,808

    Add fixed charges:
      Consolidated interest expense                                                    93,533
      Interest Portion (1/3) of Consolidated Rent Expense                              11,039
                                                                              -----------------
                                                                                    $ 293,380
                                                                              =================

FIXED CHARGES:
    Consolidated interest expense                                                   $  93,533
    Interest Portion (1/3) of Consolidated Rent Expense                                11,039
                                                                              -----------------
                                                                                    $ 104,572
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES                                                       2.81
                                                                              =================

    Tax-Effected Redeemable Preferred Dividends                                     $     191
    Fixed Charges                                                                     104,572
                                                                              -----------------
    Fixed Charges and Redeemable Preferred Dividends                                $ 104,763
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND REDEEMABLE PREFERRED DIVIDENDS                                                     2.80
                                                                              =================

    Tax-Effected Preferred Dividends                                                $   3,330
    Fixed Charges                                                                     104,572
                                                                              -----------------
    Fixed Charges and Preferred Dividends                                           $ 107,902
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND PREFERRED DIVIDENDS                                                                2.72
                                                                              =================

                        TELEPHONE AND DATA SYSTEMS, INC.
                       RATIOS OF EARNINGS TO FIXED CHARGES
                 For the Year ended December 31, 1998 - Restated
                             (Dollars In Thousands)


EARNINGS:
  Income from Continuing Operations before income taxes                              $ 393,918
  Add (Deduct):
    Earnings on Equity Method                                                          (29,379)
    Distributions from Minority Subsidiaries                                            28,912
    Amortization of Non-Telephone Capitalized Interest                                       3
    Minority interest in pre-tax income of subsidiaries
      that do not have fixed charges                                                    (6,413)
                                                                              --------------------
                                                                                       387,041

    Add fixed charges:
      Consolidated interest expense                                                    131,875
      Interest Portion (1/3) of Consolidated Rent Expense                               13,111
                                                                              --------------------
                                                                                     $ 532,027
                                                                              ====================

FIXED CHARGES:
    Consolidated interest expense                                                    $ 131,875
    Interest Portion (1/3) of Consolidated Rent Expense                                 13,111
                                                                              --------------------
                                                                                     $ 144,986
                                                                              ====================

RATIO OF EARNINGS TO FIXED CHARGES                                                        3.67
                                                                              ====================

    Tax-Effected Redeemable Preferred Dividends                                      $     143
    Fixed Charges                                                                      144,986
                                                                              --------------------
    Fixed Charges and Redeemable Preferred Dividends                                 $ 145,129
                                                                              ====================

RATIO OF EARNINGS TO FIXED CHARGES
  AND REDEEMABLE PREFERRED DIVIDENDS                                                      3.67
                                                                              ====================

    Tax-Effected Preferred Dividends                                                 $   2,795
    Fixed Charges                                                                      144,986
                                                                              --------------------
    Fixed Charges and Preferred Dividends                                            $ 147,781
                                                                              ====================

RATIO OF EARNINGS TO FIXED CHARGES
  AND PREFERRED DIVIDENDS                                                                3.60
                                                                              ====================

                        TELEPHONE AND DATA SYSTEMS, INC.
                       RATIOS OF EARNINGS TO FIXED CHARGES
                 For the Year ended December 31, 1999 - Restated
                             (Dollars In Thousands)

EARNINGS:
  Income from Continuing Operations before income taxes                              $ 607,444
  Add (Deduct):
    Earnings on Equity Method                                                          (18,397)
    Distributions from Minority Subsidiaries                                            26,061
    Amortization of Non-Telephone Capitalized Interest                                       3
    Minority interest in pre-tax income of subsidiaries
      that do not have fixed charges                                                    (7,034)
                                                                              -----------------
                                                                                       608,077

    Add fixed charges:
      Consolidated interest expense                                                    124,794
      Interest Portion (1/3) of Consolidated Rent Expense                               15,275
                                                                              -----------------
                                                                                     $ 748,146
                                                                              =================

FIXED CHARGES:
    Consolidated interest expense                                                    $ 124,794
    Interest Portion (1/3) of Consolidated Rent Expense                                 15,275
                                                                              -----------------
                                                                                     $ 140,069
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES                                                        5.34
                                                                              =================

    Tax-Effected Redeemable Preferred Dividends                                      $     113
    Fixed Charges                                                                      140,069
                                                                              -----------------
    Fixed Charges and Redeemable Preferred Dividends                                 $ 140,182
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND REDEEMABLE PREFERRED DIVIDENDS                                                      5.34
                                                                              =================

    Tax-Effected Preferred Dividends                                                  $  1,954
    Fixed Charges                                                                      140,069
                                                                              -----------------
    Fixed Charges and Preferred Dividends                                             $142,023
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND PREFERRED DIVIDENDS                                                                 5.27
                                                                              =================

                        TELEPHONE AND DATA SYSTEMS, INC.
                       RATIOS OF EARNINGS TO FIXED CHARGES
                 For the Year ended December 31, 2000 - Restated
                             (Dollars In Thousands)

EARNINGS:
  Income from Continuing Operations before income taxes                              $ 346,433
  Add (Deduct):
    Earnings on Equity Method                                                          (28,465)
    Distributions from Minority Subsidiaries                                            34,834
    Amortization of Non-Telephone Capitalized Interest                                       1
    Minority interest in pre-tax income of subsidiaries
      that do not have fixed charges                                                    (7,408)
                                                                              -----------------
                                                                                       345,395

    Add fixed charges:
      Consolidated interest expense                                                    125,369
      Interest Portion (1/3) of Consolidated Rent Expense                               17,790
                                                                              -----------------
                                                                                     $ 488,554
                                                                              =================

FIXED CHARGES:
    Consolidated interest expense                                                    $ 125,369
    Interest Portion (1/3) of Consolidated Rent Expense                                 17,790
                                                                              -----------------
                                                                                     $ 143,159
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES                                                        3.41
                                                                              =================

    Tax-Effected Redeemable Preferred Dividends                                      $      72
    Fixed Charges                                                                      143,159
                                                                              -----------------
    Fixed Charges and Redeemable Preferred Dividends                                 $ 143,231
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND REDEEMABLE PREFERRED DIVIDENDS                                                      3.41
                                                                              =================

    Tax-Effected Preferred Dividends                                                 $     886
    Fixed Charges                                                                      143,159
                                                                              ------------------
    Fixed Charges and Preferred Dividends                                            $ 144,045
                                                                              ==================

RATIO OF EARNINGS TO FIXED CHARGES
  AND PREFERRED DIVIDENDS                                                                 3.39
                                                                              ==================

                        TELEPHONE AND DATA SYSTEMS, INC.
                       RATIOS OF EARNINGS TO FIXED CHARGES
                 For the Six Months ended June 30, 2001 - Restated
                             (Dollars In Thousands)

                                                                                    (Unaudited)
EARNINGS:
  Income from Continuing Operations before income taxes                             $ (469,842)
  Add (Deduct):
    Earnings on Equity Method                                                          (17,175)
    Distributions from Minority Subsidiaries                                             7,540
    Amortization of Non-Telephone Capitalized Interest                                       0
    Minority interest in pre-tax income of subsidiaries
      that do not have fixed charges                                                    (5,022)
                                                                              -----------------
                                                                                      (484,499)

    Add fixed charges:
      Consolidated interest expense                                                     67,633
      Interest Portion (1/3) of Consolidated Rent Expense                                8,895
                                                                              -----------------
                                                                                    $ (407,971)
                                                                              =================

FIXED CHARGES:
    Consolidated interest expense                                                   $   67,633
    Interest Portion (1/3) of Consolidated Rent Expense                                  8,895
                                                                              -----------------
                                                                                    $   76,528
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES                                                       (5.33)
                                                                              =================

    Tax-Effected Redeemable Preferred Dividends                                     $       29
    Fixed Charges                                                                       76,528
                                                                              -----------------
    Fixed Charges and Redeemable Preferred Dividends                                $   76,557
                                                                              =================

RATIO OF EARNINGS TO FIXED CHARGES
  AND REDEEMABLE PREFERRED DIVIDENDS                                                     (5.33)
                                                                              =================

    Tax-Effected Preferred Dividends                                                $      384
    Fixed Charges                                                                       76,528
                                                                              ------------------
    Fixed Charges and Preferred Dividends                                           $   76,912
                                                                              ==================

RATIO OF EARNINGS TO FIXED CHARGES
  AND PREFERRED DIVIDENDS                                                                (5.30)
                                                                              ==================